STERLING CAPITAL CORPORATION
                  Report for the Six Months Ended June 30, 1998






                                    OFFICERS

     Walter Scheuer ........................  Chairman of the Board of Directors
     Wayne S. Reisner ......................  President
     Richard Kaufman .......................  Executive Vice President
     Michael Carey .........................  Treasurer
     Elizabeth Acton .......................  Secretary


                                    DIRECTORS

     Jay Eliasberg                                      Nathan Kingsley
     Arthur P. Floor                                    Archer Scherl
                                 Walter Scheuer


    Transfer Agent and Registrar                            Custodian

   Registrar and Transfer Company                          Citibank, N.A.
        10 Commerce Drive                                  120 Broadway
     Cranford, New Jersey 07016                      New York, New York  10271

             Auditors                                     General Counsel

      Stavisky, Knittle, Tucci &                           Skadden, Arps,
          Goldstein, L.L.P.                           Slate, Meagher & Flom
         342 Madison Avenue                             919 Third Avenue
       New York, New York 10173                      New York, New York 10022

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022



                                                       August 24, 1998

To our Shareholders:

        Although stock prices advanced during the first half of 1998, significant divergences occurred within the market with the performance of the average stock substantially lagging the performance of the capitalization weighted S&P 500 Index. For example, during the second quarter, the S&P 500 achieved a gain of 2.9%, but an unweighted average performance of stocks in that index declined 1.6%. Similarly, on the NASDAQ 70% of all stocks have declined 30% from their highs, while the index, which is heavily weighted by stocks with the largest capitalizations, is still showing strong gains for the year. The Russell 2000 Index, a proxy for small capitalization stocks, is 20% below its high and has recorded a 10% decline for the year to date. In short, beneath the progress of the major indices, the average stock has not performed well.

         In addition to the weak technical trends of the market, corporate profit growth slowed to less than 5% during the first half of the year from last year's double digit rate. Importantly, estimates for the second half of the year continue to be revised downward. The current estimate for S&P 500 earnings growth for the third quarter is now 5% versus an estimate of a 10% increase as recently as one month ago. Given the high level of valuation for equities, this slowdown in profit growth appears likely to limit the upside potential for equity prices in the near term and, if profits weaken further, poses a greater risk longer term.

         On a more positive note, the economy is still growing and inflation remains remarkably subdued with the Consumer Price Index increasing less than 2% through the first seven months of the year. As expected, the Asian crisis and a strong dollar caused the rate of GDP growth to slow, but continued strength in the consumer sector has prevented the economy from contracting. Federal Reserve policy has remained unchanged and the interest rate outlook, reflecting the slow growth, low inflation environment, remains favorable.

         With many stocks already experiencing bear market declines, we expect long term investors to be rewarded by purchases made in currently depressed sectors. On the other hand, the large capitalization stocks that have driven the market on the upside are significantly overvalued and appear vulnerable to a meaningful correction. As a result, we remain underweighted in large capitalization growth stocks and continue to focus on undervalued securities offering superior long term prospects.

         Enclosed is a report of our Corporation's operations for the six months ended June 30, 1998. The unaudited net asset value per share of the Corporation's Common Stock as at June 30, 1998 was $8.63, as compared with its audited net asset value at December 31, 1997 of $8.22 per share, in both instances giving effect to the Corporation's distribution to shareholders of $.85 per share paid on January 22, 1998 to shareholders of record at the close of business on December 30, 1997. As at August 21, 1998 the unaudited net asset value per share was approximately $7.82 after further giving effect to a distribution to shareholders of $.0497 per share, payable on September 11, 1998 to shareholders of record at the close of business on August 28, 1998. As at June 30, 19 98 and August 21, 1998 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $7.75 and $6.375 respectively. Thus, as at June 30, 1998 and August 21, 1998 the market price for the Corporation's shares represented discounts of approximately 10% and 18%, respectively, from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 1998 certain of the Corporation's officer's and directors and their associates have purchased an aggregate of 9,100 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,945,896 shares (77.8% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.


                                                       Very truly yours,

                                                       /s/Wayne S. Reisner
                                                       -------------------
                                                       Wayne S. Reisner
                                                       President

                          STERLING CAPITAL CORPORATION
                            INVESTMENTS IN SECURITIES
                               As at June 30, 1998
                                   (Unaudited)


                                                     Number of      Market Value
                                                       Shares         (Note A)
                                                     ---------      ------------
Common and Preferred Stocks - 73.56%
Technology - 15.50%
 Parkervision Inc. * ......................           112,100         $2,157,925
 Electronics for Imaging, Inc. * ..........            15,000            316,875
 Avnet, Inc. ..............................             5,000            273,437
 Sun Microsystems, Inc. * .................             5,000            217,188
 Electronic Data Systems Corp. ............             5,000            199,688
 Seagate Technology * .....................             7,500            179,062
                                                                      ----------
                                                                      $3,344,175
                                                                      ----------

Real Estate and
Real Estate Investment Trusts - 13.37%
 Camden Property Trust .......................         22,690         $  675,028
 Chateau Communities, Inc. ...................         15,630            449,362
 Merry Land & Investment Co. .................         15,000            315,938
 Toll Brothers Inc. * ........................         10,000            286,875
 Amli Residential Properties Trust ...........         12,500            267,969
 United Dominion Realty Trust ................         15,000            208,125
 Catellus Development Corp. * ................         10,000            176,875
 Equity Office Properties Trust ..............          5,000            141,875
 Equity Residential Properties Trust Pfd C ...          5,000            131,875
 Capstead Mortgage Corp. .....................         15,000            126,563
 Capstead Mortgage Corp Pfd B ................         10,000            105,000
                                                                      ----------
                                                                      $2,885,485
                                                                      ----------

Financial Services  - 12.21%
 Mellon Bank Corp. ........................            12,000         $  836,250
 Chase Manhattan Corp. ....................            10,000            755,000
 MBIA, Inc. ...............................             6,000            449,250
 PartnerRe Ltd. ...........................             5,000            255,000
 Fleet Financial Group ....................             2,500            208,750
 Conseco Financing Trust Pfd. .............             5,000            130,312
                                                                      ----------
                                                                      $2,634,562
                                                                      ----------

* Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                      INVESTMENTS IN SECURITIES - continued
                               As at June 30, 1998
                                   (Unaudited)


                                                     Number of      Market Value
                                                       Shares          (Note A)
                                                      ---------     ------------
Telecommunication and Media - 10.71%
 Viacom Inc. Cl A * .......................            12,000        $   702,000
 BCE, Inc. ................................            12,500            533,594
 SBC Communications Inc. ..................            10,000            400,000
 GTE Corp. ................................             5,000            278,125
 Tele-Communications Int'l Inc.* ..........            10,000            200,938
 Airtouch Communications Inc.* ............             3,000            175,312
 Cellular Technical Services Inc.* ........            45,000             21,096
                                                                      ----------
                                                                      $2,311,065
                                                                      ----------

Office Equipment and Services - 5.61%
 Xerox Corp. .................................          3,000         $  304,875
 Norrell Corp. ...............................         15,000            299,063
 OfficeMax Inc. * ............................         15,000            247,500
 Ikon Office Solutions .......................         12,500            182,031
 Danka Business Systems ADR...................         15,000            177,187
                                                                      ----------
                                                                      $1,210,656
                                                                      ----------

Healthcare - 5.09%
 Rhone Poulenc S.A. ADR ......................          5,886         $  330,720
 Health Care Property Invs Inc. ..............          9,000            324,563
 Pharmacia & Upjohn, Inc. ....................          7,000            322,875
 Nationwide Health Property Inc. .............          5,000            119,375
 Matria Healthcare, Inc. * ...................             40                140
                                                                      ----------
                                                                      $1,097,673
                                                                      ----------
Energy & Related Services - 3.60%
 Occidental Petroleum Corp. ..................         10,000         $  270,000
 Global Marine Inc. * ........................         10,000            188,125
 Triton Energy Corp.* ........................          5,000            179,375
 ENSCO Intl Inc ..............................          8,000            140,000
                                                                      ----------
                                                                      $  777,500
                                                                      ----------

* Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                      INVESTMENTS IN SECURITIES - continued
                               As at June 30, 1998
                                   (Unaudited)


                                                       Number of    Market Value
                                                        Shares         (Note A)
                                                       ---------     -----------
Transportation Services - 2.05%
 Ryder System Inc. ...........................           7,500       $   236,719
 KLM Royal Dutch Airlines ....................           5,000           205,000
                                                                     -----------
                                                                     $   441,719
                                                                     -----------

Automotive and Automotive Products - 1.96%
 Ford Motor Co. ..............................           5,000       $   295,000
 Goodyear Tire & Rubber Co. ..................           2,000           128,875
                                                                     -----------
                                                                     $   423,875
                                                                     -----------

Consumer Goods - 1.81%
 Kimberly-Clark Corp. ........................           5,000       $   229,375
 Matsushita Electric Industries Ltd. .........           1,000           160,750
                                                                     -----------
                                                                     $   390,125
                                                                     -----------

Retail - 1.38%
 J C Penney Co., Inc. ........................           2,500       $   180,781
 Toys R Us Inc. Holding Company * ............           5,000           117,187
                                                                     -----------
                                                                     $   297,968
                                                                     -----------

Miscellaneous Securities - 0.27%
 Technology General Corp. *  ** ..............         292,600       $    58,520
                                                                     -----------

Total common and preferred stocks (cost $12,364,653)                 $15,873,323
                                                                     -----------

 * Non-income producing security

** Investment in a company representing 5% or more of such company's outstanding voting securities (such company is defined as an "affiliated company" in Section 2(a)(2) of the Investment Company Act of 1940, as amended). This investment was purchased on February 7, 1969 at a cost of $266,000 and is valued at the average of the bid and ask prices in the over-the-counter market on June 30, 1998.


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                      INVESTMENTS IN SECURITIES - continued
                               As at June 30, 1998
                                  (Unaudited)


                                                        Principal   Market Value
                                                         Amount         (Note A)
                                                        ----------   -----------
Corporate Bonds and Notes - 2.53%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 ...........    $  150,000    $   167,344
 Caesar's World 8.875% senior
  subordinated note due 8/15/2002 .................       200,000        204,000
 Danka Business Systems 6.75%
  convertible corporate bond due 4/1/2002 .........       200,000        175,250
                                                                     -----------
Total corporate bonds and notes
      (cost $543,875) .............................                  $   546,594
                                                                     -----------

U.S. Government Obligations - 5.81%
 U.S. Treasury Note 5.5% due 2/28/1999 ............       500,000        500,000
 U.S. Treasury Note 6.25% due 3/31/1999 ...........       250,000        251,406
 U.S. Treasury Note 6% due 8/15/1999 ..............       250,000        251,172
 U.S. Treasury Note 6% due 10/15/1999 .............       250,000        251,406
                                                                     -----------
Total U.S. Government Obligations (cost $1,242,184)                  $ 1,253,984
                                                                     -----------

Government Agencies - 4.88%
 Federal Home Loan Mortgage Corp.
  Step-Up Notes 7.2% due 8/7/2006 .................      $200,000    $   200,375
 Federal Home Loan Mortgage Corp.
  7% due 7/23/2007 ................................       200,000        200,187
 Federal Home Loan Mortgage Corp.
  Step-Up Notes 6.5% due 10/15/2007 ...............       400,000        401,500
 Federal National Mortgage Association
  7% due 12/10/2007 ...............................       250,000        250,000
                                                                     -----------
 Total Government Agencies (cost $1,049,500)                         $ 1,052,062
                                                                     -----------
 Total Investments (cost $15,200,212) .............                  $18,725,963
                                                                     -----------

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                              CALL OPTIONS WRITTEN
                               As at June 30, 1998
                                   (Unaudited)



                                                        Number of   Market Value
                                                        Contracts      (Note A)
                                                        ---------      --------
Description/Expiration Date/Exercise Price
  Chase Manhattan Corp/January 1999/ $75
  (sales proceeds $15,321) ..........................        30        $22,875
  Electronics for Imaging Inc/January 1999/ $45
  (sales proceeds $6,197) ............................       25            938
  Electronics for Imaging Inc/July 1998/ $35
  (sales proceeds $6,040).............................       25            312
  Sun Microsystems Inc/January 1999/ $65
  (sales proceeds $6,687).............................       20          1,624
  Sun Microsystems Inc/July 1998/ $60
  (sales proceeds $2,947).............................       15             93
  Xerox Corp./October 1998/ $120
  (sales proceeds $7,072).............................       10          2,000
                                                                       -------
  Total Call Options written(sales proceeds $44,264)                   $27,842
                                                                       -------







       The accompanying notes are an integral part of these statements.

                         STERLINLG CAPITAL CORPORATION
                      STATEMENT OF ASSETS AND LIABILITIES
                              As at June 30, 1998
                                   (Unaudited)


                                     ASSETS
Investment in securities, at value
    (identified cost $15,200,212) (Note A) ...................     $ 18,725,963
Cash .........................................................        2,427,136
Investment in real estate (cost $100,000) ....................           50,000
Receivables:
    Investment securities sold ...............................          273,541
    Dividends and interest ...................................           99,584
    Other ....................................................            4,177
Deposits with brokers for covered call options written .......          120,789
Deferred Pension Costs .......................................           24,255
                                                                   ------------
Total assets .................................................     $ 21,725,445
                                                                   ------------

                                   LIABILITIES

Covered call options written, at value
(premiums received $44,264) ..................................     $     27,842
Payables:
    Investment securities purchased ..........................           68,438
    Accrued expenses and other liabilities ...................           51,404
                                                                   ------------

Total liabilities ............................................     $    147,684
                                                                   ------------

                                   NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ..........     $  2,500,000
Paid in capital ..............................................       17,722,718
Excess of distributions over accumulated net investment loss .       (6,484,773)
Excess of net realized gain on investments over distributions         4,347,643
Unrealized appreciation of investments .......................        3,492,173
                                                                   ------------

Net assets ...................................................     $ 21,577,761
                                                                   ------------

Net assets per outstanding share .............................     $       8.63
                                                                   ------------


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                     For the Six Months ended June 30, 1998
                                  (Unaudited)

Investment income and expenses:
    Interest .................................................          $151,146
    Dividends ................................................           176,504
                                                                        --------
Total income .................................................          $327,650

 Expenses (Notes D, E, and F):
    Officers' salaries .......................................          $ 86,500
    Office salaries ..........................................            35,847
    Pension plan .............................................            27,806
    Payroll taxes, fees and employee benefits ................            22,856
    Directors' fees and expenses .............................            20,376
    Custodian fees and expenses ..............................            15,274
    Equipment rentals ........................................            12,612
    Rent and Electric ........................................            11,325
    Legal, audit and professional fees .......................            10,000
    American Stock Exchange listing fee ......................             7,500
    Transfer agent and registrar fees ........................             7,016
    Insurance ................................................             6,542
    Federal, state and local taxes ...........................             2,571
    Miscellaneous ............................................             1,499
                                                                        --------
      Total expenses .........................................          $267,724
                                                                        --------
Net investment income ........................................          $ 59,926
                                                                        --------





                                   (continued)



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                     For the Six Months ended June 30, 1998
                                   (Unaudited)



Net investment income (from previous page) ...................       $   59,926
                                                                     ----------
Net gain on investments  (Notes A and B):
   Realized gain from securities transactions:
      Proceeds from sales ....................................       $3,784,025
      Cost of securities sold ................................        2,728,052
                                                                     ----------
      Net realized gain ......................................       $1,055,973
                                                                     ----------

    Unrealized appreciation of investments:
    Beginning of period ......................................       $3,591,852
    End of period ............................................        3,492,173
                                                                     ----------
    Net decrease in unrealized appreciation ..................       $  (99,679)
                                                                     ----------

Net realized and unrealized gain on investments ..............       $  956,294
                                                                     ----------

Net increase in net assets resulting from operations .........       $1,016,220
                                                                     ----------







         The accompanying notes are an integral part of these statements

                            STERLING CAPITAL CORPORATION
                         STATEMENT OF CHANGES IN NET ASSETS
               For the six months ended June 30, 1998 (unaudited)
                             and December 31, 1997



                                                   Six months
                                                      ended         Year ended
                                                     June 30,      December 31,
                                                      1998             1997
                                                  ------------     ------------
From investment activities:
  Net investment income ........................  $     59,926     $    189,081
  Net realized gain from securities transactions     1,055,973        2,060,216
  Net change in unrealized appreciation ........       (99,679)         145,140
                                                  ------------     ------------

Increase in net assets derived from
  investment activities ........................     1,016,220        2,394,437

Distributions to shareholders (Note G) .........             0       (2,217,500)

Net Assets:
  Beginning of year ............................    20,561,541       20,384,604
                                                  ------------     ------------

  End of period ................................  $ 21,577,761     $ 20,561,541
                                                  ------------     ------------








         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                              As at June 30, 1998
                                  (Unaudited)

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.


(2) Federal Income Taxes


         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 1998 will probably be a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income will probably be "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. It is anticipated that the Corporation will not have any undistributed personal holding company income for the year ended December 31, 1998. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

(3) Securities Transactions


         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.


(4) Distributions to Shareholders


         Dividends to shareholders are recorded on the dividend declaration date.


(5) Use of Estimates


         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the six months ended June 30, 1998:


Purchases ..........................................................  $3,046,963

Sales (includes $2,550,000 of short term corporate commercial paper). $6,372,315

         Net gain on investments for the six months ended June 30, 1998 was $956,294. This amount represents the net increase in value of investments held during the period. The components are as follows:


        Long transactions ............................  $939,872
        Covered call options written .................    16,422
                                                        --------
        Net gain on investments ......................  $956,294
                                                        --------

         Gross unrealized gains and losses in the Corporation's portfolio of investments amounted to $4,741,903 and $1,249,730, respectively, as at June 30, 1998.


Note C - Call Options Written

         As at June 30, 1998, $120,789 was held in escrow by a broker in connection with covered call options written.

Note D - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $21,800.


Note E - Other Transactions with Affiliates


         Aggregate remuneration paid or accrued by the Corporation for the six months ended June 30, 1998 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:


              Officers' salaries ..............................    $  86,500
              Amount paid or accrued under Pension Plan........       13,363
              Directors' fees..................................       20,000


         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note D above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the six months ended June 30, 1998, Mr. Scheuer and the Corporation paid or accrued approximately $263,000 and $50,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.


Note F - Pension Plan


         The Corporation has a defined benefit pension plan covering substantially all of its employees', other than Union employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.


         The following table sets forth the plan's funded status and amounts recognized in the Corporation's statement of assets and liabilities at December 31, 1997:

 Actuarial present value of benefit obligations:
    Accumulated benefit obligations, including
    vested benefits of $265,058 ..............................     ($267,363)
                                                                   ---------

  Projected benefit obligation for service rendered to date ..      (376,153)
  Plan assets at fair value ..................................       291,767
                                                                   ---------
  Projected benefit obligation in excess of plan assets ......       (84,386)
  Prior service costs ........................................        42,330
  Unrecognized net loss (gain) from past experience different
     from that assumed and effect of changes in assumptions ..       (38,563)
  Unrecognized net transition obligation at January 1, 1997,
     being recognized over 25 years ..........................       104,874
  Accrued pension expense ....................................             0
                                                                   ---------
  Prepaid pension cost included in other assets ..............        24,255
                                                                   ---------
  Net pension cost for 1997 included the following components:
  Service cost - benefits earned during the period ...........     $  27,359
  Interest cost on projected benefit obligation ..............        19,260
  Actual return on plan assets ...............................       (35,074)
  Net amortization and deferral ..............................        23,694
                                                                   ---------

  Net periodic pension cost ..................................     $  35,239
                                                                   ---------

         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.


Note G - Distributions to Shareholders

         On January 22, 1998 the Corporation paid a cash distribution of $.85 per share to shareholders of record at the close of business on December 30, 1997. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1997 even though the distribution was paid to shareholders in 1998. The Board of Directors determined that of the aggregate amount of the distribution ($2,125,000), $136,518 be considered a charge on the Corporation's books against net investment income and $1,988,482 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

         On August 13, 1998 the Board of Directors of the Corporation declared a cash distribution of $.0497 per share, payable September 11, 1998 to shareholders of record at the close of business on August 28, 1998. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1997 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to such calendar year shareholders in 1998 even though the distribution represents net capital gains and "investment company taxable income" realized by the Corporation during 1997. The Board of Directors determined that of the aggregate amount of the distribution ($124,250), $52,516 be considered a charge on the Corporation's books against net investment income and $71,734 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution will be provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                            SUPPLEMENTARY INFORMATION
                               As at June 30, 1998

Selected data for each share of capital stock outstanding throughout each period:

                                              Six Months
                                                ended                              Year Ended December 31
                                                               -------------------------------------------------------------
                                            June 30, 1998        1997          1996          1995          1994        1993
                                                                 ----          ----          ----          ----        ----
                                            (Unaudited)(1)                                (Audited)
                                            --------------     -------------------------------------------------------------
Investment income .........................     $.13           $  .30       $   .27       $   .39       $   .38      $  .36
Expenses ..................................      .11              .22           .21           .25           .28         .24
                                                ----           ------       -------       -------       -------      ------
Net investment income ....................       .02              .08           .06           .14           .10         .12

Distributions of net realized
capital gains .............................       --             (.82)         (.36)         (.53)            -        (.67)

Distributions of net investment income            --             (.06)         (.06)         (.15)         (.08)       (.15)

Net realized gain (loss) and increase
(decrease) in unrealized appreciation..          .39              .87          1.02          1.16          (.68)       1.08
                                               -----           ------        ------       -------        ------      ------

Net increase (decrease) in net asset value       .41              .07           .66           .62          (.66)        .38
Net asset value:
   Beginning of period ....................     8.22             8.15          7.49          6.87          7.53        7.15
                                               -----           ------        ------       -------        ------      ------
   End of period  .........................    $8.63           $ 8.22        $ 8.15       $  7.49        $ 6.87      $ 7.53
                                               =====           ======        ======       =======        ======      ======

Ratio of expenses to average net assets .        1.2%             2.6%          2.6%         3.4%           3.8%        3.1%

Ratio of net investment income to
average net assets ........................       .3%              .9%           .8%         1.8%           1.3%        1.6%

Portfolio turnover  .......................       16%              40%           57%          51%            77%         95%

Number of shares outstanding at end
of each period (in 000's)  ................    2,500            2,500         2,500        2,500          2,500       2,500


_________________
(1) Not annualized








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